                                                                    Exhibit (14)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Provident Mutual Life Insurance Company, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual Life Insurance Company ("Provident Mutual") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date: February 2, 2001


/s/ Bernard E. Anderson
------------------------------
Bernard E. Anderson

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Provident Mutual Life Insurance Company, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual Life Insurance Company ("Provident Mutual") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date:             February 2, 2001


/s/ Edward R. Book
---------------------------------
Edward R. Book

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Provident Mutual Life Insurance Company, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual Life Insurance Company ("Provident Mutual") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date: February 2, 2001



/s/ Dorothy M. Brown
--------------------------------
Dorothy M. Brown

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Provident Mutual Life Insurance Company, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual Life Insurance Company ("Provident Mutual") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date: February 2, 2001



/s/ Robert J. Casale
-------------------------
Robert J. Casale

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Provident Mutual Life Insurance Company, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual Life Insurance Company ("Provident Mutual") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date: February 2, 2001


/s/ Nicholas DeBenedictis
------------------------------
Nicholas DeBenedictis

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Provident Mutual Life Insurance Company, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual Life Insurance Company ("Provident Mutual") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date: February 2, 2001



/s/ Philip C. Herr, II
------------------------------
Philip C. Herr, II

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Provident Mutual Life Insurance Company, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual Life Insurance Company ("Provident Mutual") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date: February 2, 2001


/s/ J. Richard Jones
----------------------------
J. Richard Jones

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Provident Mutual Life Insurance Company, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual Life Insurance Company ("Provident Mutual") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date: February 2, 2001



/s/ John P. Neafsey
---------------------------
John P. Neafsey

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Provident Mutual Life Insurance Company, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual Life Insurance Company ("Provident Mutual") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date: February 2, 2001



/s/ Charles L. Orr
---------------------------
Charles L. Orr

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Provident Mutual Life Insurance Company, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual Life Insurance Company ("Provident Mutual") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date: February 2, 2001



/s/ Harold A. Sorgenti
-----------------------------
Harold A. Sorgenti

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Mark T. Buchinsky, and John P. Duke, each an Assistant General Counsel and Assistant Secretary of Provident Mutual Life Insurance Company, and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual Life Insurance Company ("Provident Mutual") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date: February 2, 2001



/s/ Robert W. Kloss
----------------------------
Robert W. Kloss